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                                                                  Exhibit 10.1.3

                             AMENDMENT NO. 3 TO THE
                          INTERNET CAPITAL GROUP, INC.
                          1999 EQUITY COMPENSATION PLAN
               (as amended and restated, effective July 25, 2001)

      WHEREAS, Internet Capital Group, Inc. (the "Company") maintains the Internet Capital Group, Inc. 1999 Equity Compensation Plan (as amended and restated, effective July 25, 2001) (the "Plan") for the benefit of its eligible employees, certain advisors and consultants who perform services for the Company, and non-employee members of the Company's Board of Directors;

      WHEREAS, Amendment No. 2 to the Plan provides, in part, that, effective as of July 1, 2003, automatic service grants under the Plan to non-employee members of the Board ("Non-Employee Directors") will be made on a quarterly basis;

      WHEREAS, prior to making the first quarterly automatic service grant to Non-Employee Directors in accordance with Amendment No. 2, the Company's Board of Directors (the "Board") determined that automatic service grants would instead be annual and entirely discretionary;

      WHEREAS, the Board desires to amend the Plan to provide that service grants to Non-Employee Directors under the Plan will be annual and at the sole discretion of the Board; and

      WHEREAS, Section 19(a) of the Plan provides that the Board may amend the Plan at any time.

      NOW, THEREFORE, in accordance with the foregoing, the Plan shall be amended as follows:

      1. Effective as of July 1, 2003, the first sentence of Section 6 of the Plan is hereby amended to delete the word "automatic".

      2. Effective as of July 1, 2003, Section 6(b) of the Plan is hereby amended in its entirety to read as follows:

            "Service Grants. Each calendar year, the Board may determine, in its sole discretion, to provide that each Non-Employee Director shall be granted a Nonqualified Stock Option to purchase Shares in an amount determined by the Board; provided that on each such grant date the Non-Employee Director is a member of the Board (a "Service Grant")."

      3. Effective as of July 1, 2003, the second sentence of Section 6(e)(ii) of the Plan is hereby amended in its entirety to read as follows:

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            "Each Service Grant shall fully vest on the first anniversary of the date of the grant of such Option, unless determined otherwise by the Board."

      IN WITNESS WHEREOF, and as evidence of the adoption of Amendment No. 3 set forth herein, the Board has caused this Amendment to be executed this 25th day of February, 2005.

                                     INTERNET CAPITAL GROUP, INC.

                                     BY: /s/ Philip A. Rooney
                                        ------------------------

                                     TITLE: Vice President, Taxes and Treasury

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